Exhibit 10.4

                                                                  EXECUTION COPY

                                VOTING AGREEMENT

         This Voting Agreement ("Agreement") is made and entered into as of November 23, 2005, by and between Protein Polymer Technologies, Inc., a Delaware corporation ("Purchaser"), and the undersigned stockholder ("Stockholder") of Surgica Corporation, a Delaware corporation (the "Company"). Certain capitalized terms used in this Agreement are defined in Section 6 hereof and certain other capitalized terms used in this Agreement that are not defined herein shall have the meaning given to such terms in the Option Agreement (as defined below).

                                    RECITALS

         WHEREAS, Stockholder is the holder of record and the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of certain shares of common stock and/or preferred stock of the Company;

         WHEREAS, concurrently with the execution and delivery of this Agreement, Purchaser and the Company are entering into an Asset Purchase Option Agreement (the "Option Agreement") which provides, upon the terms and subject to the conditions set forth therein, the Purchaser the right to purchase from the Company substantially all of the assets of the Company (the "Acquisition") then existing or thereafter acquired through the date of the exercise of the Option pursuant to the Purchase Agreement attached thereto, between the Purchaser, its wholly-owned subsidiary and the Company.

         WHEREAS, as a condition and inducement to Purchaser's willingness to enter into the Option Agreement, Stockholder has agreed to execute and deliver this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, the parties to this Agreement, intending to be legally bound, agree as follows:

         1. Agreement to Vote Shares. Prior to the Termination Date (as defined in Section 6), at every meeting of the stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of the Company with respect to any of the following, Stockholder shall vote the Subject Securities: (a) in favor of the adoption of the Option Agreement and the grant of the Option contemplated thereby (b) in favor of adoption of the Purchase Agreement and approval of the Acquisition, (c) against any proposal for any acquisition transaction, other than the Acquisition, between the Company and any Person other than Purchaser and/or a wholly-owned subsidiary of Purchaser, and (d) against any other action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Option Agreement or Purchase Agreement or which would result in any of the conditions to the consummation of the effectiveness of the Option under the Option Agreement or the Acquisition under the Purchase Agreement not being fulfilled.

         2. Irrevocable Proxy. Concurrently with the execution of this Agreement, Stockholder agrees to deliver to Purchaser a proxy in the form attached hereto as Exhibit A (the "Proxy"), which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein.

         3. Agreement to Retain Shares.

            (a) Restriction on Transfer. Except as otherwise provided in Schedule A, attached hereto, and Section 3(c), during the period from the date of this Agreement through the Termination Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected.

            (b) Restriction on Transfer of Voting Rights. During the period from the date of this Agreement through the Termination Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy (other than the Proxy granted herein) is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

            (c) Permitted Transfers. Section 3(a) shall not prohibit a Transfer of Company Common Stock by Stockholder (i) upon the death of Stockholder, or
(ii) if Stockholder is a partnership or limited liability company, to one or more partners or members of Stockholder or to an affiliated corporation under common control with Stockholder; provided, however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Purchaser, to be bound by the terms of this Agreement and delivers a Proxy to Purchaser in substantially the form of Exhibit A.

4. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents and warrants to Purchaser as follows:

            (a) Due Authorization, Etc. All consents, approvals, authorizations and orders necessary for the execution and delivery by Stockholder of this Agreement and the Proxy have been obtained, and Stockholder has full right, power and authority to enter into this Agreement and the Proxy. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute valid and binding agreements of Stockholder enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to creditors' rights generally and subject to general principles of equity.

            (b) No Conflict. The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not conflict with or violate any law, rule, regulation, order, decree or judgment applicable to the Subject Securities held by the Stockholder.

            (c) Title to Securities. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Common Stock and Company Preferred Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading "Options and Other Rights" on the signature page hereof; (c) Stockholder Owns the additional securities of the Company set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

         5. Additional Covenants of Stockholder.

            (a) Further Assurances. From time to time and without additional consideration, Stockholder shall (at Stockholder's sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall (at Stockholder's sole expense) take such further actions, as Purchaser may request for the purpose of carrying out and furthering the intent of this Agreement.

         6. Certain Definitions. For purposes of this Agreement,

            (a) "Company Common Stock" shall mean the common stock, par value $0.001 per share, of the Company.

            (b) "Company Preferred Stock" shall mean the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, each having a par value of $0.001 per share, and any other series of preferred stock of the Company.

            (c) Stockholder shall be deemed to "Own" or to have acquired "Ownership" of a security if Stockholder is the "beneficial owner" of such security within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

            (d) "Person" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) Governmental Body.

            (e) "Subject Securities" shall mean: (i) all securities of the Company (including all shares of Company Common Stock, Company Preferred Stock and all options, warrants and other rights to acquire shares of Company Common Stock or Company Preferred Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Common Stock, Company Preferred Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock or Company Preferred Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Termination Date.

            (f) "Termination Date" means the earlier to occur of the date (i) the Acquisition shall become effective in accordance with the terms and provisions of the Purchase Agreement, or (ii) the Option Agreement terminates in accordance with its terms without the exercise of the Option.

            (g) A Person shall be deemed to have a effected a "Transfer" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Purchaser or a wholly-owned subsidiary of Purchaser; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Purchaser or a wholly-owned subsidiary of Purchaser; or (iii) reduces such Person's beneficial ownership of, interest in or risk relating to such security.

         7. Miscellaneous.

            (a) Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and his heirs, estate, executors and personal representatives and his successors and assigns, and shall inure to the benefit of Purchaser and its successors and assigns. Without limiting any of the restrictions set forth in Section 3(a) or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Purchaser and its successors and assigns) any rights or remedies of any nature.

            (b) Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached and in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Purchaser shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach.

            (c) Waiver. No failure on the part of Purchaser to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Purchaser in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Purchaser shall not be deemed to have waived any claim available to Purchaser arising out of this Agreement, or any power, right, privilege or remedy of Purchaser under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Purchaser; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

            (d) Governing Law; Venue. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts or choice of law. Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of California.

            (e) Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

            (f) Entire Agreement. This Agreement and the Proxy constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

            (g) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice.

         The parties have caused this Agreement to be duly executed on the date first above written.

                           PURCHASER:

                           PROTEIN POLYMER TECHNOLOGIES,  INC.


                           By:    /s/ William N. Plamondon, III
                                  --------------------------------------------
                           Name:  William N. Plamondon, III
                                  --------------------------------------------
                           Title: Chief Executive Officer
                                  --------------------------------------------

                           Address for notices:

                           Protein Polymer Technologies, Inc.
                           10655 Sorrento Valley Road
                           San Diego, CA  92121
                           Facsimile:  858.558.6477
                           Email: wnp@ppti.com; jtp@ppti.com
                           Attention: William N. Plamondon, Chief Executive Officer and J. Thomas Parmeter, Chairman

                           STOCKHOLDER:


                           By:    /s/ Louis R. Matson
                                  --------------------------------------------
                           Name:  Louis R. Matson
                                  --------------------------------------------
                           Title: President and Chief Executive Officer
                                  --------------------------------------------

                                  Address for notices:

                                  Surgica Corporation
                                  5090 Robert J. Mathews Parkway #4
                                  El Dorado Hills, Ca 95762
                                  Facsimile:  916.933.5260
                                  Attention:  Louis R. Matson, President and
                                  Chief Executive Officer




Company Common Stock          Company Preferred                                         Additional Securities
   Held of Record           Stock Held of Record         Options and Other Rights         Beneficially Owned
   --------------           --------------------         ------------------------         --------------------
      5,732,000                       0                             0                              0



                      [Signature Page to Voting Agreement]